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                                                                   EXHIBIT 10.14

                               November 20, 1998


SprintCom, Inc.
Sprint Communications Company, L.P.
c/o Sprint Corporation
2330 Shawnee Mission Parkway
Westwood, KS 66205
Attention: Bill Blessing

Sprint Spectrum L.P.
4900 Main Street
3rd Floor
Kansas City, MO 64112
Attention: Tom Mateer

     Re: Assignment of Sprint PCS Management Agreement, Sprint Spectrum Services Agreement and Trademark and Service Mark Agreements from AirGate Wireless, L.L.C. to AirGate Wireless, Inc.

Dear Messrs. Blessing and Mateer:

     Pursuant to Sections 17.15.3(d)(ii) and 17.15.3(e)(i) of the Sprint PCS Management Agreement between SprintCom, Inc. and AirGate Wireless, L.L.C. dated July 22, 1998 (the "Management Agreement"), this letter provides notice that AirGate Wireless, L.L.C. intends to assign the Management Agreement and all related agreements to AirGate Wireless, Inc./1/ Specifically, AirGate Wireless, L.L.C. is assigning all of its obligations, now existing or hereafter arising, and all rights and benefits under the Agreements to AirGate Wireless, Inc. The entity to which the Agreements are being assigned is a newly-formed Delaware corporation, has the same ownership as AirGate Wireless, L.L.C., and will be the "Manager" under the Agreements. The organizational structure set forth on
Schedule 13 to the Addendum I to the Management Agreement remains unchanged, except that AirGate Wireless, Inc., rather than AirGate Wireless, L.L.C., will be the Manager under the Agreements. This assignment is being made to separate the ownership of the F-block licenses that AirGate Wireless, L.L.C. presently owns but is in the process of selling, from the assets necessary to operate the Sprint PCS business, and to change the form of the legal organization from a limited liability company to a corporation without changing the ultimate ownership of the Manager.

     AirGate Wirless, L.L.C. agrees that it will transfer to AirGate Wireless, Inc., no later than February 15, 1999, all of the employees and all of the assets necessary to act as Manager under the

------------
/1/ For purposes of this letter, the Management Agreement, the Sprint Spectrum Services Agreement and the Trademark and Service Mark Agreements entered into between AirGate Wireless, L.L.C. and SprintCom, Inc., Sprint Spectrum L.P. and Sprint Communications Company, L.P., respectively, and all dated as of July 22, 1998, are referred to collectively as the "Agreements".
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Agreements. AirGate Wireless, L.L.C. represents and warrants that it is not in default under any of the Agreements.

     Pursuant to Section 9.14 of the Sprint PCS Services Agreement between Sprint Spectrum L.P. and AirGate Wireless, L.L.C. dated July 22, 1998 (the "Services Agreement"), AirGate Wireless, L.L.C. intends to assign the Services Agreement to AirGate Wireless, Inc.

     Pursuant to Section 14.1 of the Sprint Trademark and Service Mark License Agreement between Sprint Communications Company, L.P. and AirGate Wireless, L.L.C. dated as of July 22, 1998, AirGate Wireless L.L.C. seeks consent to assign the Sprint Trademark and Service Mark License Agreement to AirGate Wireless, Inc.

     Pursuant to Section 14.1 of the Sprint Spectrum Trademark and Service Mark License Agreement between Sprint Spectrum L.P. and AirGate Wireless L.L.C. dated as of July 22, 1998, AirGate Wireless L.L.C. seeks consent to assign the Sprint Spectrum Trademark and Service Mark License Agreement to AirGate Wireless, Inc.

     Please acknowledge your consent to these assignments below. Upon the assignment, SprintCom, Inc., Sprint Spectrum L.P. and Sprint Communications Company, L.P. release AirGate Wireless, L.L.C. from all of its obligations under the Agreements, except any liabilities for actions or failures to act under the Agreements between their effective dates and the effective dates of their assignments.

                                    Sincerely,

                                    /s/ Shelly Spencer

                                    Shelley Spencer
                                    Manager
                                    AirGate Wireless, L.L.C.


Acknowledged and Agreed to:

SprintCom, Inc.                     Sprint Communications Company, L.P.

By: /s/ William R. Blessing         By: /s/ William R. Blessing
    ----------------------------        ----------------------------------------
    Name:  William R. Blessing          Name:  William R. Blessing
           ---------------------               ---------------------------------
    Title: VP Wireless                  Title: VP Wireless
           ---------------------               ---------------------------------


                                    Sprint Spectrum L.P.

                                    By: /s/ Bernie Bianchino
                                        ----------------------------------------
                                        Name:  Bernie Bianchino
                                               ---------------------------------
                                        Title: Chief Businss Development Officer
                                               ---------------------------------
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     AirGate Wireless, Inc. agrees to be bound by the terms of the Agreements and to assume all obligations and liabilities thereunder as if an original party thereto. AirGate Wireless, Inc. agrees to execute a Master Signature Page that evidences this content to be bound.


                                   AirGate Wireless, Inc.

                                   By: /s/ Shelley Spencer
                                       -----------------------------------------
                                       Shelley Spencer
                                       Manager